Ex. 32.2 Certification of the Chief Financial Officer of MetaSolv, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CFO Certification

I, Glenn A. Etherington, Chief Financial Officer of MetaSolv, Inc. (the “Company”), hereby certify that the accompanying report on Form 10-K for the year ending December 31, 2003, dated as of March 12, 2004 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Glenn A. Etherington
Name: Glenn A. Etherington,
Chief Financial Officer
March 12, 2004